UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 6, 2016

THE GREENBRIER COMPANIES, INC.

(Exact name of registrant as specified in its charter)

Commission File No. 1-13146

Oregon	93-0816972
(State of Incorporation)	(I.R.S. Employer Identification No.)

One Centerpointe Drive, Suite 200, Lake Oswego, OR 97035

(Address of principal executive offices) (Zip Code)

(503) 684-7000

(Registrant’s telephone number, including area code)

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.05 Amendment to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On January 6, 2016, the Board of Directors of The Greenbrier Companies, Inc. (the “Company”) adopted amendments to its Code of Business Conduct and Ethics (“Code of Ethics”). The Code of Ethics was amended to incorporate reference to the Company’s newly adopted policy dealing with the FCPA and other anti-bribery laws. The amendments also update the Code of Ethics to reflect current law regarding corporate political contributions. The Code of Ethics was also amended to reflect Greenbrier’s current antidiscrimination policy, which prohibits discrimination based on gender identity and gender expression in addition to other statuses. The Board of Directors also approved certain technical and clarifying amendments to the Code of Ethics.

A copy of the amended Code of Ethics is attached hereto as Exhibit 14.1 and will be posted in the Investors section of the Company’s website, www.gbrx.com, under Corporate Governance as soon as practicable.

Item 5.07 Submission of Matters to a Vote of Security Holders

At the Annual Meeting of Shareholders of the Company held on January 7, 2016, three proposals were voted upon by the Company’s shareholders. A brief discussion of each proposal voted upon at the Annual Meeting and the number of votes cast for, against, withheld, abstentions and broker non-votes to each proposal are set forth below.

A vote was taken at the Annual Meeting for the election of four directors of the Company to hold office until the Annual Meeting of Shareholders to be held in 2019, or until their successors are elected and qualified. The aggregate numbers of shares of Common Stock voted in person or by proxy for each nominee were as follows:

Nominee	Votes for Election	Votes Withheld	Votes Abstained	Broker Non-Votes
Thomas B. Fargo	17,740,555	144,721	—	6,838,366
Duane C. McDougall	17,667,245	218,031	—	6,838,366
Donald A. Washburn	17,690,488	194,788	—	6,838,366
Kelly M. Williams	17,751,623	133,653	—	6,838,366

A vote was taken at the Annual Meeting to approve a non-binding advisory resolution regarding the 2015 compensation of the Company’s named executive officers. The aggregate number of shares of Common Stock in person or by proxy which voted for, voted against, abstained and broker non-votes from the vote were as follows:

Votes for Approval	Votes against Approval	Votes Abstained	Broker Non-Votes
16,902,113	857,562	125,601	6,838,366

A vote was taken at the Annual Meeting on the proposal to ratify the appointment of KPMG LLP as the Company’s independent auditors for the year ending August 31, 2016. The aggregate number of shares of Common Stock in person or by proxy which voted for, voted against, abstained and broker non-votes from the vote were as follows:

Votes for Approval	Votes against Approval	Votes Abstained	Broker Non-Votes
24,528,536	126,732	68,374	—

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

14.1 Code of Business Conduct and Ethics

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE GREENBRIER COMPANIES, INC.

Date: January 12, 2016	By:	/s/ Martin R. Baker
Martin R. Baker
Senior Vice President, General
Counsel and Chief Compliance Officer

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